UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 12, 2004

Moscow CableCom Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1460	06-0659863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, Suite 1203 New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 826-8942
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[    ]     Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[    ]     Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01.  Other Events.

On October 12, 2004, Moscow CableCom Corp. filed a Form 8-K including the audited balance sheets of ABC Moscow Broadband Communication Limited ("MBC") at December 31, 2003 and 2002 and the related statements of operations, changes in shareholders' equity and cash flows of MBC for each of the three years in the period ended December 31, 2003 and the accompanying notes and the audited consolidated balance sheets of  ZAO COMCOR-TV ("CCTV") as of December 31, 2003 and 2002 and the related consolidated statements of operations, changes in shareholders equity and cash flows of CCTV for each of the three years in the period ended December 31, 2003 and the accompanying notes. The purpose of this amendment on Form 8-K/A is to file revised consents of ZAO PricewaterhouseCoopers Audit with respect thereto.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit 23.1 - Consent of Independent Accountants
Exhibit 23.2 - Consent of Independent Accountants

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Andrew M. O'Shea

Name: Andrew M. O'Shea
Title:  Chief Financial Officer

Date:  October 13, 2004